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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010.

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2010.

LONGLEAF PARTNERS FUNDS ®

ANNUAL REPORT
at December 31, 2010

PARTNERS FUND
SMALL-CAP FUND
INTERNATIONAL FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.®
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to www.longleafpartners.com for current performance information and www.longleafpartners.com/misc/prospectus.cfm for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2011 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF, LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. SOUTHEASTERN ASSET MANAGEMENT, INC. is a registered trademark.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:	February 8, 2011

We are pleased to report that the Longleaf Partners Funds compounded your capital significantly in 2010. Each Fund exceeded our absolute annual return goal of inflation plus 10%. Additionally, the Partners and International Funds outperformed their benchmark indices last year. All three Funds have added substantial value versus their benchmarks for long-term investors who have been shareholders over the past one and two decades.

	Cumulative Returns through December 31, 2010
	Since IPO(1)	20 Year	10 Year	5 Year	1 Year

Partners Fund (4/8/87 IPO)	1137.7%	920.1%	64.0%	8.3%	17.9%
S&P 500 Index	642.2	475.1	15.1	12.0	15.1

Small-Cap Fund (2/21/89 IPO)	801.3	960.5	139.2	28.8	22.3
Russell 2000 Index	587.2	682.5	84.8	24.5	26.9

International Fund (10/26/98 IPO)	216.5	NA	85.4	14.2	13.7
EAFE Index	68.0	NA	41.1	12.9	7.8

Inflation plus 10%	(2)	954.3	220.0	77.6	11.5

(1) During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since IPO.

(2) Inflation plus 10% since inception for the Partners, Small-Cap and International Funds was 1667.7%, 1284.9% and 319.0%, respectively.

	Average Annual Returns through December 31, 2010
	Since IPO(1)	20 Year	10 Year	5 Year	1 Year

Partners Fund (4/8/87 IPO)	11.2%	12.3%	5.1%	1.6%	17.9%
S&P 500 Index	8.8	9.1	1.4	2.3	15.1

Small-Cap Fund (2/21/89 IPO)	10.6	12.5	9.1	5.2	22.3
Russell 2000 Index	9.2	10.8	6.3	4.5	26.9

International Fund (10/26/98 IPO)	9.9	NA	6.4	2.7	13.7
EAFE Index	4.4	NA	3.5	2.5	7.8

See pages 12, 20, and 28 for additional performance information.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Stock Price Volatility Provided Opportunity

The large 2010 gains mask periods of extreme volatility within the twelve month period. Early in the year rising prices gave us an opportunity to sell certain stocks as they approached intrinsic value or when positions became overweighted. When European sovereign debt concerns scared investors in the spring, prices declined in most markets and created buying opportunities. Optimism returned in September, and stocks began their rally to year-end. Within the year, the S&P 500 had 8 months, EAFE had 10 and Russell 2000 had 11 where the low to high was at least a 6% swing. The most extreme fluctuation occurred in May when the S&P moved just under 13% from its high to low, ending the month down 8.2%; EAFE moved just under 19% within the same month and finished down 12%; and Russell 2000 swung over 14%, declining 7.7%. Volatility is the friend of long-term investors who know the value of the underlying cash flows and assets of a business. We bought 16 new names across the Funds and added to 20 existing holdings when prices declined. We sold 12 companies and scaled back 26 others amid stock gains. The combined transactions represent an unusual amount of activity given our long-term holding periods.

Performance Drivers

Many of the Funds’ largest contributors benefitted directly or indirectly from growth in developing economies. Genting rose over 70% after this Malaysian casino company successfully expanded in Singapore. Cheung Kong gained 23% as improved economic demand benefitted the ports and retail businesses. Newly purchased HRT, a Brazilian oil and gas exploration and production company, appreciated 40% from our initial purchase. Less obvious beneficiaries of emerging market growth were some of our best U.S. performers. Yum! Brands gained over 40% in the year driven largely by Chinese growth and the opportunity to rapidly expand in areas such as India and Africa. Pioneer Natural Resources’ 80% rise was due in part to oil prices heating up over demand from emerging markets. Within the Partners Fund’s largest holding at the outset of 2010, DirecTV’s Latin American business grew at over twice the pace of domestic revenues and became an increasingly meaningful portion of the company’s results.

An improvement in U.S. consumer spending also helped results. In particular, Liberty Interactive, the owner of QVC, saw meaningful growth both in television and internet sales as its superior lower cost model grew faster than almost all traditional retailers. Dillard’s stock price more than doubled. The owner-operator management team delivered comparable sales that outpaced expectations and competitors. In the last few months of the year, economic and political news increased U.S. growth

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

expectations. Our holdings of real assets such as aggregates (Cemex, Martin Marietta, Vulcan, and Texas Industries) and oil and gas (Chesapeake, Pioneer, and HRT) gained substantial ground.

Inexpensive capital via the debt markets positively impacted our holdings in several ways. The few companies that have a meaningful amount of financial leverage strengthened their balance sheets through attractive refinancing. A number of management teams increased corporate value by issuing cheap debt to repurchase heavily discounted shares. The low interest environment helped create opportunities to buy discounted businesses such as insurance underwriters and brokers whose future earnings potential increases when they roll their liquidity into higher yielding securities.

“High Quality Stocks”

Throughout the year we increasingly heard clients and others call for “high quality” equities for several reasons. On a relative valuation basis “high quality” companies are selling for lower multiples than “low quality.” From a macro view, many associate quality with dividend yield and prefer higher yielding stocks given current fixed income rates and the desire for this buffer in the case of another major economic downturn. Additionally, those who believe that inflation is inevitable bet that high quality stocks will perform better. Many equate quality with larger cap companies whose businesses tend to be multinational, and therefore will benefit from the faster growth rates anticipated outside of the U.S.

For Southeastern, qualitative strength matters a great deal in stock selection at all times, no matter what the macro environment or relative valuations are. “Cheap” is not enough to protect capital and earn adequate returns. Broadly used quality categories and metrics, however, do not adequately capture the strengths of many businesses. In our 35 year experience the following characteristics when purchased at a steep discount (price matters), almost always lead to investment success.

•	Distinct and sustainable competitive advantages that enable pricing power, earnings growth, and stable or increasing profit margins.

•	High returns on capital and on equity as measured by free cash flow rather than earnings, which are subject to so much accounting gimmickry.

•	A properly geared balance sheet that takes advantage of the lower cost of debt versus equity but will not overextend the company in tough times. The debt/equity ratio is only one measure for capital structure prudence. We

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

consider overall leverage versus the sum of the parts value of a company. We also review debt structure, covenants, and major maturity dates as well as operating cash flow/interest coverage to determine whether a company can meet its obligations comfortably.

•	Corporate management’s operating skills, capital allocation prowess, and properly aligned, ownership-based incentives. In over three-and-one-half decades our investments that have outperformed most have been due in large part to capable, vested owner-operators who made decisions that increased business quality as well as value per share.

Sometimes investors question the “quality” of our holdings, usually because these companies either do not fit a formulaic definition of quality or because of a recent headline scare that obscures an incredibly strong long-term competitive position. It is not exactly to our benefit to correct this misperception. We can pay far more attractive prices for assets which are of the highest quality though not yet perceived that way compared to the price premium usually built into those companies that have universally achieved consensus as “high quality” based on simplistic measures that may or may not properly reflect the risk of losing permanent capital.

The Longleaf Funds own primarily high quality businesses today, many of which remain misunderstood and therefore cheap. We anticipate solid value growth in 2011 from our companies. In the few cases where qualitative characteristics are in question, we are working internally and with managements and boards to assist in building values. In rare cases where we believe the business might become permanently impaired, we exit.

We strongly disagree with those who equate stock price volatility with low quality and increased risk. Amidst the extreme price fluctuations in 2010, our best performers were some of the highest quality companies we own. None were among the most heavily levered (by any metric). The high returns generated involved little to no risk. (We define risk as the chance of permanent capital loss). Price movements have no bearing on capital loss unless one is forced to sell at a low point. Long-term investors who know the value of their businesses and intelligently take advantage of price volatility increase their return opportunity and lower their risk of loss.

Southeastern’s Progress in 2010

Southeastern is 100% employee owned, and we are our largest client via our collective investment in the Longleaf Partners Funds. For over 35 years we have worked to

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

improve our company daily. In 2010 almost every group at Southeastern made changes that enhanced our global capabilities and more fully integrated our work across geographies, departments, and individuals. We added a second analyst in Singapore when we hired Manish Sharma in January and in London when Josh Shores moved from our Memphis office where he had been for three years. We also welcomed the return of Jim Thompson to the research team. Jim started at Southeastern in 1996 and opened our London office in 2000. He became a consultant to Southeastern when his family moved to California in 2007. Jim’s experience in Europe, the U.S., and more recently in Canada, broadens our research and client reach. Neither geographic boarders nor industry assignments restrict our analysts or prevent them from collaborating and acting as a unified team. In a recent example, HRT, a new international name, was sponsored by Ken (Singapore) and Josh (London). Ross (Memphis) contributed significantly because of the work he has done in the oil and gas E&P industry. Additionally, Mason and Staley (both Memphis) spent time with various industry contacts, seed investors, and management (Brazil) prior to our investment commitment.

Brandon Arrindell joined the research team in Memphis. Brandon and Manish are enabling us to deepen our coverage on existing holdings by attending analyst days and other relevant conferences, interviewing numerous competitors and customers of our investees, running financial models, maintaining our comparable sales data base, and doing numerous other tasks. This work not only enhances coverage of our current names, but also helps insure that the most senior analysts have adequate time to look for new opportunities.

Our trading group made systems and process changes to improve effectiveness. We also used data amassed from our internal assessments to highlight external factors that can impact trading. We aggressively communicated with legal and regulatory bodies the importance of a level trading field, and our message received significant attention and traction especially after the flash crash in the U.S. in May. Some high frequency trading practices are beginning to migrate offshore. We believe our knowledge will be an advantage as we continue to pursue best execution worldwide.

The client portfolio management team added resources to provide additional support for our investment partners. Fraser Marcus, who is working out of both Memphis and London, has experience and relationships in Europe, the Middle East, and Asia that are expanding and complimenting our global research contacts and backlog of like-minded

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

partners. We hired Peter Montgomery to help us stay more current with Longleaf institutional clients and registered investment advisors who use the Longleaf Funds. John Owen joined us from an investment consulting firm to ensure that we are properly assisting the consultants who work with our clients and effectively responding to client referrals.

With over 40% of our separate account assets based outside of the U.S., we decided to replicate our U.S. model overseas by offering a pooled vehicle. Longleaf Partners Global Fund, a UCITS fund based in Ireland and seeded by our private foundation, allows individuals, smaller institutions, and groups who prefer pooled funds outside of the U.S. to access the investment expertise of Southeastern. Finally, we have been working on improving and broadening the relevance of our web site. In the first half of 2011 we plan to launch a new Southeastern site to address the needs of all of our partners wherever they are located and whatever form of investment they prefer.

Outlook

We believe our superior businesses, their capable managements, and their discounted prices position us well. We are hopeful that our active engagement with a number of investees will deliver incremental benefits. We are “on the case” in every investment as stewards of your capital and ours.

Our Client Partners Provide a Competitive Advantage

Our clients’ stability and long-term investment time horizon have allowed us to be patient and successfully execute our disciplines. The average tenure of our separate accounts is 10 years, and a number of relationships have been in place for over two decades. For the three Funds the average account life is between 6-8 years which reflects newer accounts after Fund reopenings, newer accounts such as IRA’s or trusts added by shareholders with longstanding accounts, and a newer (since 1998) International Fund relative to more than 20 years of domestic offerings. Amidst the market turmoil and decline in long-only equity allocations over the last five years, our client base has remained stable. We encourage all of our partners, whether in the Longleaf Funds or separate accounts, to let us know ways we can serve you better.

We have found that our clients are increasingly among our most helpful research resources — whether providing insight on a particular company or giving background on corporate managers. Southeastern does not have a monopoly on good investment

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

ideas. To the extent that your experience has led you to identify the rare instance of a business with significant advantage or a superlative corporate partner, please let us know. We are not asking for frequent input, detailed analysis, or any type of non-public information. We do, however, know that the high caliber and partnership approach of our client base can benefit all of our investors. Please contact us at ideas@longleafpartners.com if you have unique research or better servicing suggestions. The Longleaf Partners annual shareholder gathering will be Tuesday, May 10th at 5:30 p.m. at Theatre Memphis located at 630 Perkins Extended in Memphis. All of our partners are welcome, and we hope to see many of you there.

Sincerely,

O. Mason Hawkins, CFA	G. Staley Cates, CFA
Chairman & CEO	President & CIO
Southeastern Asset Management, Inc.	Southeastern Asset Management, Inc.

Intentionally Left Blank

Partners Fund
MANAGEMENT DISCUSSION

The Longleaf Partners Fund’s 10.6% gain in the fourth quarter led to a 17.9% 2010 return, outpacing both our absolute goal of inflation plus 10% and the S&P 500 Index.

	Cumulative Returns at December 31, 2010
	Inception	20 Year	15 Year	10 Year	1 Year

Partners Fund	1137.7%	920.1%	258.4%	64.0%	17.9%
S&P 500 Index	642.2	475.1	166.9	15.1	15.1
Inflation plus 10%	1667.7	954.3	477.7	220.0	11.5

See page 12 for additional performance information.

Although intrinsic value and stock price do not always move together, in 2010 those names with double-digit value growth were among the Fund’s largest contributors to performance. Pioneer Natural Resources’ stock rose 34% in the fourth quarter and 80% for the year. Our appraisal of the company, which was substantially discounted at the outset of 2010, grew approximately 30%. The company’s success in the Eagle Ford and its subsequent monetization via a joint venture with Reliance Industries moved the value. Management also sold non-strategic assets at good prices and opportunistically hedged production. The 15+% rise in the price of oil over the year also helped the stock. (Our appraisal assumption held steady at $70 per barrel.) The recent prices paid for acreage in the Permian and Eagle Ford make Pioneer look undervalued even after its gain. Because the stock’s appreciation closed some of the gap between price and value, we scaled the position to a “normal” weight of 5%.

Yum! Brands gained over 40% in the year, and our appraisal rose at double-digit rates. Notably, Yum is among the few companies we own that have grown value in each of the last three years, including 2008. The largest increase in value has come from China where scale, widespread brand recognition of KFC, and a wealth of talented local managers give Yum significant advantages. Half of profits come from developing markets including China, India, and Africa, which are growing at a much faster pace than the U.S. and other developed international locations. Within the U.S., Taco Bell is Yum’s largest brand, comprising 60% of franchise fee income. Management has returned capital to shareholders via repurchases, but also has invested in high-returning new stores in China. Because the price moved closer to appraisal, we scaled this holding back to 5% of the portfolio.

Liberty Interactive’s appraisal growth of over 30% was reflected in its stock increase of 45% in the year (15% in the fourth quarter). Because the stock fluctuated significantly within the year, we scaled the position back early in 2010 and added to the position in the summer. Operationally QVC had meaningful growth both in television and internet sales as its superior lower cost model grew faster than almost all traditional retailers as

Partners Fund
MANAGEMENT DISCUSSION

well as the ecommerce industry. On the capital allocation front, management added value through a tax-free exchange of IAC shares for cash and several internet businesses and through swapping Live Nation Entertainment shares for cash with Liberty Capital. The proceeds from both of these exchanges helped pay down debt. The company is on track to be fully spun out of Liberty in the first half of 2011. Board member, John Malone, recently added another $10 million to his personal stake.

DIRECTV, which began the year as the Fund’s largest position, gained 20% in spite of a slight fourth quarter decline. The appraisal grew over 10% and since the start of 2008 has increased by over 20%. Slowing U.S. subscriber growth is being offset by increasing demand for advanced, higher margin offerings. Fewer new subscribers means that free cash flow will grow at a faster pace because SAC (subscriber acquisition cost) will decline. The company’s scale with 19 million U.S. subscribers and almost 9 million in Latin America gives the company a programming advantage. Latin American growth rates remain robust as economies develop and satellite faces far less competitive threat given the prohibitive cost to build fiber networks. DIRECTV has been one of the most aggressive share repurchasers that we own, having retired over 20% of shares at meaningful discounts over the last two years. We scaled the position at various points in the year, but it remains overweighted and undervalued.

Negative returns at Level 3 and Dell detracted from 2010 performance. Level 3 fell 36% for the year but had a 5% gain in the fourth quarter following news of becoming a primary carrier for Netflix. Because of the 60+% contribution margin from additional revenues, the growing demand for internet video should add meaningful free cash flow over time. The company has been slower to deliver growth than projected, particularly in the metro business. The short-term cost of hiring and training new sales people has impacted costs but not yet revenues. The transition time from orders to revenues in wireless backhaul has expanded because newer products demand more set-up time, and carriers are taking longer to connect. At this point success depends on revenue growth. Major debt maturities are three years away. Given that the cost to build the network was over $25 billion and that today’s enterprise value (debt + equity) is less than $8 billion, the company’s assets are severely discounted with several possible rewarding eventualities. As we said earlier in the year, we are neither oblivious nor idle regarding Level 3’s results and stock performance.

Dell’s stock declined 6% over the year after rising 4% in the fourth quarter. Our appraisal also grew in the quarter. The company delivered strong margins and earnings that far outpaced market expectations thanks to reduced component costs and a strong corporate refresh cycle that the company had predicted as well as double-digit growth in the solutions side of its business. Although many focus on the small

Partners Fund
MANAGEMENT DISCUSSION

consumer portion of Dell to evaluate the company’s prospects, strategic advantage and future growth are tied to Dell’s distribution strength which allows it to sell fast growing servers, storage, and services to small and mid size business as well as government and healthcare customers. While the company repurchased discounted shares in the year, much larger opportunity exists to do more. Michael Dell increased his own personal stake in the company by $100 million in December. Dell’s adjusted free cash flow yield is over 20% and the top line is growing, yet the market multiple on the stock implies a business in decline. We cannot think of any previous investee that has obliterated the Street’s EPS expectations by such a huge amount but had its stock lag. Our best guess is that the market’s yawn assumes the results are from a one-time corporate refresh when in reality, the earnings were broad-based.

Market volatility combined with stable and growing business values resulted in numerous portfolio transactions. Early in the year we sold Berkshire Hathaway and Marriott. Both were opportunities bought in the market crash, and both reached appraisal in a year’s time. InterContinental Hotels was another holding that quickly reached appraisal, and we completed the sale of the position just after year-end. We had the opportunity to buy Intercontinental which owned several trophy properties and was in the midst of a major overhaul of the Holiday Inn brand. After selling a few properties for a premium price and showing positive results from the rebranding, the company’s assets and franchise fees began to get credit for their true value. We also sold Verizon which we held for a very short time after being able to purchase a minimal amount of stock before the price rose above our required discount. As previously mentioned, we scaled back a number of positions that did well both in the spring and again in the fourth quarter. In the interim we had several opportunities to add to existing holdings and to purchase new ones. In addition to Verizon, we bought Campbell Soup, Loews, Travelers, Vulcan Materials, and most recently in the fourth quarter, Lockheed Martin and News Corp.

Given the strong performance of 81.1% over the last two years, it might surprise some that the Fund’s P/V is only in the high-60%s — equivalent to the long-term average. This attractive valuation is due to several factors: 1) the severe discount below 40% two years ago, 2) our ability to exchange more fully priced stocks for more discounted qualifiers, and 3) value growth in the last year. We anticipate that because of the high quality and competitive strength of our businesses, values will compound at much higher rates than the average over the last five years. Operational improvements made during the recession, excess production capacity, growing demand particularly outside of the U.S., and management teams focused on value growth and recognition are the basis for our view. Our confidence in the Fund’s future opportunity is evidenced in the largest collective share ownership stake we have ever had.

Partners Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2010

	Partners	S&P 500	Inflation
	Fund	Index	Plus 10%

One Year	17.89%	15.06%	11.50%
Five Years	1.61	2.29	12.18
Ten Years	5.07	1.41	12.34
Twenty Years	12.31	9.14	12.50
Since Public Offering 4-8-87	11.18	8.80	12.87

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. Because the S&P 500 Index was available only at month-end in 1987, we used the 3-31-87 value for performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at December 31, 2010

		Net
		Assets

Common Stock & Options		95.2%
Dell Inc.	7.7
Chesapeake Energy Corporation	7.7
DIRECTV	7.0
Pioneer Natural Resources Company	5.7
Aon Corporation	5.6
The Bank of New York Mellon Corporation	5.0
Cemex S.A.B. de C.V. ADS	4.9
The Walt Disney Corporation	4.9
NKSJ Holdings, Inc.	4.8
Yum! Brands, Inc.	4.7
Liberty Media Holding Corporation – Interactive	4.5
News Corporation	4.4
The Travelers Companies, Inc.	4.4
Loews Corporation	4.3
FedEx Corporation	4.0
Campbell Soup Company	3.9
Vulcan Materials Company	2.8
Telephone and Data Systems, Inc.	2.6
Koninklijke Philips Electronics N.V.	2.3
Level 3 Communications, Inc.	1.6
Willis Group Holdings Public Limited Company	1.1
InterContinental Hotels Group PLC	0.7
Lockheed Martin Corporation	0.6
Corporate Bonds		1.3
Level 3 Communications, Inc.	1.3
Cash Reserves		3.4
Other Assets and Liabilities, net		0.1

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through December 31, 2010

New Holdings	Eliminations

Campbell Soup Company
InterContinental Hotels Group PLC ADR
Lockheed Martin Corporation
Loews Corporation
News Corporation – Class A
NKSJ Holdings, Inc. (The NipponKoa
Insurance Company, Ltd)(a)
The Travelers Companies, Inc.
Verizon Communications Inc.
Vulcan Materials Company
Berkshire Hathaway Inc. InterContinental Hotels Group PLC ADR Marriott International, Inc. The NipponKoa Insurance Company, Ltd.(a) Verizon Communications Inc.

(a)	Resulting from corporate action (associated holding)

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Aerospace & Defense
Lockheed Martin Corporation	784,117	$54,817,619	0.6%

Air Freight & Logistics
FedEx Corporation	3,669,629	341,312,193	4.0

Capital Markets
The Bank of New York Mellon Corporation	14,264,329	430,782,736	5.0

Computers & Peripherals
Dell Inc.*	33,804,000	458,044,200	5.3

Construction Materials
Cemex S.A.B. de C.V. ADS* (Foreign)	39,615,680	424,283,933	4.9
Vulcan Materials Company	5,376,856	238,517,332	2.8

		662,801,265	7.7

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	142,006,754	139,166,619	1.6

Food Products
Campbell Soup Company	9,594,179	333,397,720	3.9

Hotels, Restaurants & Leisure
InterContinental Hotels Group PLC (Foreign)	3,074,258	59,577,510	0.7
Yum! Brands, Inc.	8,170,483	400,762,191	4.7

		460,339,701	5.4

Industrial Conglomerates
Koninklijke (Royal) Philips Electronics N.V. (Foreign)	3,121,000	95,590,608	1.1
Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	3,406,731	104,586,642	1.2

		200,177,250	2.3

Insurance
Aon Corporation	10,442,812	480,473,780	5.6
Loews Corporation	9,395,300	365,571,123	4.3
NKSJ Holdings, Inc. (Foreign)	56,402,000	415,425,496	4.8
The Travelers Companies, Inc.	6,769,960	377,154,472	4.4
Willis Group Holdings Public Limited Company (Foreign)	2,800,000	96,964,000	1.1

		1,735,588,871	20.2

Internet and Catalog Retail
Liberty Media Holding Corporation – Interactive Series A*	24,460,224	385,737,732	4.5

Media
DIRECTV – Class A*	15,136,333	604,393,777	7.0
News Corporation – Class A	26,017,337	378,812,427	4.4
The Walt Disney Corporation	11,096,022	416,211,785	4.9

		1,399,417,989	16.3

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	25,596,576	$663,207,284	7.7%
Pioneer Natural Resources Company	5,594,000	485,671,080	5.7

		1,148,878,364	13.4

Wireless Telecommunications Services
Telephone and Data Systems, Inc.	1,113,878	40,712,241	0.5
Telephone and Data Systems, Inc. – Special	5,666,200	178,598,624	2.1

		219,310,865	2.6

Total Common Stocks (Cost $6,607,432,458)		7,969,773,124	92.8

	Principal
	Amount
Corporate Bonds
Diversified Telecommunication Services
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13(b)(c) (Cost $100,062,000)	100,062,000	112,569,750	1.3

	Contracts
Options Purchased
Computers & Peripherals
Dell Inc. Call, 12-14-15, with Deutshe Bank, Strike Price $7	12,500,000	105,000,000	1.2
Dell Inc. Call, 12-14-15, with Morgan Stanley, Strike Price $7	12,500,000	100,625,000	1.2

Total Options Purchased (Cost $212,877,091)		205,625,000	2.4

Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due 1-3-11, Repurchase price $286,500,239 (Collateral: $283,715,000 U.S. Treasury Bond, 4.52% due 8-15-39, Value $292,232,124)	286,500,000	286,500,000	3.4

Total Investments (Cost $7,206,871,549)(a)		8,574,467,874	99.9
Other Assets and Liabilities, Net		10,494,847	0.1

Net Assets		$8,584,962,721	100.0%

Net asset value per share		$28.26

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $7,463,083,043. Net unrealized appreciation of $1,367,596,325 consists of unrealized appreciation and depreciation of $2,044,645,189 and $(677,048,864), respectively.

(b)	Affiliated issuer, as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.) See Note 7.

(c)	Illiquid and board valued. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 14% of net assets.

See Notes to Financial Statements.

Intentionally Left Blank

Small-Cap Fund
MANAGEMENT DISCUSSION

2010 ended on a strong note with the Fund gaining 12.6% in the fourth quarter and delivering 22.3% for the year. These results far surpassed our goal of inflation plus 10% even though they were below the Russell 2000 Index. Over the long term shareholders have earned returns well above those of the benchmark.

	Cumulative Returns at December 31, 2010
	Inception	20 Year	15 Year	10 Year	1 Year

Small-Cap Fund	801.3%	960.5%	433.3%	139.2%	22.3%
Russell 2000 Index	587.2	682.5	201.8	84.8	26.9
Inflation plus 10%	1284.9	954.3	477.7	220.0	11.5

See page 20 for additional performance information.

Three holdings made meaningful progress and comprised over half of the Fund’s return thanks in large part to strong corporate leaders. Dillard’s rose 61% over the last three months and more than doubled over the year, making it the Fund’s largest holding at the end of December in spite of several scale backs during the year. Management cut expenses and controlled inventories well through the recession. In the last year margins have increased, and revenues have begun to grow. The company continued to sell stores at attractive prices and used those proceeds as well as the company’s free cash flow to buy in almost 20% of shares in the last year. Since year-end, Dillard’s announced a plan to create a REIT for its large real estate holdings as another way to unlock value for shareholders.

Pioneer Natural Resources’ stock rose 34% in the fourth quarter and 80% for the year. Our appraisal of the company, which was substantially discounted at the outset of 2010, grew approximately 30%. The company’s success in the Eagle Ford and its subsequent monetization via a joint venture with Reliance Industries moved the value. Management also sold non-strategic assets at good prices and opportunistically hedged production. The 15+% rise in the price of oil over the year also helped the stock. (Our appraisal assumption held steady at $70 per barrel.) The recent prices paid for acreage in the Permian and Eagle Ford make Pioneer look undervalued even after its gain. Because the stock’s appreciation closed some of the gap between price and value, we scaled the position to a “normal” weight of 5%.

DineEquity doubled in the year. The company refinanced its debt, swapping 2012 maturities for notes due in 2017 and 2018 at a slightly better rate. In addition, more Applebee’s stores were sold to franchisees, taking the mix to approximately 300 store-owned and 1500 franchisee-owned locations. These proceeds along with the $130 million in free cash flow went to paying down the debt that DineEquity took on when it purchased Applebee’s. On the operating front management delivered on its plans for

Small-Cap Fund
MANAGEMENT DISCUSSION

growth and profitability, with particular improvement at Applebee’s. The company maintained number one market share in both the family dining (IHOP) and casual dining (Applebee’s) categories.

In the fourth quarter renewed optimism regarding the U.S. economy and Congressional change helped our materials related holdings, Texas Industries and Martin Marietta, which rose 46% and 20% respectively in the quarter. This rally put Texas Industries among the top contributors for the year as well. Martin Marietta was a new purchase earlier in the summer when fears of delayed recovery took most construction-related suppliers’ stock prices down. Each of these companies has irreplaceable aggregates in locations that should see growing demand from infrastructure as well as other building over time. Because they have been so discounted, the stocks remain far below their intrinsic worth even after the recent rise.

The Fund had only one meaningful detractor from performance in the year. Level 3 fell 36% for the year but had a 5% gain in the fourth quarter following news of becoming a primary carrier for Netflix. Because of the 60+% contribution margin from additional revenues, the growing demand for internet video should add meaningful free cash flow over time. The company has been slower to deliver growth than projected, particularly in the metro business. The short-term cost of hiring and training new sales people has impacted costs but not yet revenues. The transition time from orders to revenues in wireless backhaul has expanded because newer products demand more set-up time, and carriers are taking longer to connect. At this point success depends on revenue growth. Major debt maturities are three years away. Given that the cost to build the network was over $25 billion and that today’s enterprise value (debt + equity) is less than $8 billion, the company’s assets are severely discounted with several possible rewarding eventualities. As we said earlier in the year, we are neither oblivious nor idle regarding Level 3’s results and stock performance.

As market prices fluctuated throughout the year, we opportunistically scaled back names that were overweighted and added to others when they became more severely discounted. During the year we purchased three new companies. We discussed our Sealed Air purchase in the first quarter report and covered Martin Marietta in the June letter. We bought Vail Resorts in the fourth quarter. We have owned Vail previously and since that time management has increased the company’s value per share. The company has several developments that currently are being sold and will benefit earnings in the near term. Their recent acquisition of Northstar-at-Tahoe is already reaping synergies with nearby Heavenly by growing season pass sales for both mountains. Since our purchase in October, the stock is up almost 40%.

Small-Cap Fund
MANAGEMENT DISCUSSION

We have several on-deck names that meet our qualitative criteria but lack enough discount in price. The P/V for the Fund is in the high-60%s, in line with the long-term average. We believe that our conservative appraisals will increase at double digit rates even without a strong economic recovery. We own valuable dominant businesses that are growing, and we have management and board partners who are committed to value recognition. We are confident this will prove to be a rewarding combination for our fellow shareholders.

Small-Cap Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2010

	Small-Cap	Russell 2000	Inflation
	Fund	Index	Plus 10%

One Year	22.32%	26.85%	11.50%
Five Years	5.20	4.47	12.18
Ten Years	9.11	6.33	12.34
Twenty Years	12.53	10.83	12.50
Since Public Offering 2-21-89	10.58	9.22	12.78

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at December 31, 2010

		Net
		Assets

Common Stock		94.8%
Dillard’s Inc.	8.2
tw telecom inc.	7.1
Texas Industries, Inc.	6.6
Fairfax Financial Holdings Limited	6.5
Pioneer Natural Resources Company	5.7
Fair Isaac Corporation	5.0
DineEquity, Inc.	4.8
Wendy’s/Arby’s Group, Inc.	4.5
Martin Marietta Materials, Inc.	4.5
Markel Corporation	4.3
Service Corporation International	4.3
The Washington Post Company	4.2
Worthington Industries, Inc.	4.0
Willis Group Holdings Public Limited Company	3.8
Everest Re Group, Ltd.	3.7
Vail Resorts, Inc.	3.6
Olympus Corporation	3.4
Ruddick Corporation	3.0
Potlatch Corporation	2.9
Sealed Air Corporation	2.4
Level 3 Communications, Inc.	2.3
Cash Reserves		4.9
Other Assets and Liabilities, net		0.3

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through December 31, 2010

New Holdings	Eliminations
Martin Marietta Materials, Inc. Sealed Air Corporation Vail Resorts, Inc.	Discovery Communications, Inc. – Class C The First American Corporation

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Construction Materials
Martin Marietta Materials, Inc.	1,478,000	$136,330,720	4.5%
Texas Industries, Inc.(b)	4,390,320	200,988,850	6.6

		337,319,570	11.1

Containers & Packaging
Sealed Air Corporation	2,923,959	74,414,757	2.4

Diversified Consumer Services
Service Corporation International(b)	16,088,000	132,726,000	4.3

Diversified Telecommunication Services
Level 3 Communications, Inc.*	72,882,000	71,424,360	2.3
tw telecom inc.*(b)	12,696,830	216,480,951	7.1

		287,905,311	9.4

Food & Staples Retailing
Ruddick Corporation(b)	2,519,000	92,799,960	3.0

Health Care Equipment & Supplies
Olympus Corporation (Foreign)	3,408,000	103,176,056	3.4

Hotels, Restaurants & Leisure
DineEquity, Inc.*(b)	2,978,100	147,058,578	4.8
Vail Resorts, Inc.*(b)	2,134,100	111,058,564	3.6
Wendy’s/Arby’s Group, Inc.(b)	29,705,000	137,237,100	4.5

		395,354,242	12.9

Insurance
Everest Re Group, Ltd. (Foreign)	1,335,000	113,234,700	3.7
Fairfax Financial Holdings Limited (Foreign)	480,000	197,440,611	6.5
Markel Corporation*	351,642	132,966,389	4.3
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	117,672,740	3.8

		561,314,440	18.3

Media
The Washington Post Company – Class B	289,000	127,015,500	4.2

Metals & Mining
Worthington Industries, Inc.(b)	6,581,000	121,090,400	4.0

Multiline Retail
Dillards, Inc. – Class A(b)	6,575,553	249,476,481	8.2

Oil, Gas & Consumble Fuels
Pioneer Natural Resources Company	2,005,000	174,074,100	5.7

Real Estate Investment Trusts
Potlatch Corporation(b)	2,688,952	87,525,388	2.9

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Software
Fair Isaac Corporation(b)	6,519,591	$152,362,842	5.0%

Total Common Stocks (Cost $2,513,675,898)		2,896,555,047	94.8

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due, 1-3-11, Repurchase price $126,494,105 (Collateral: $125,265,000 U.S. Treasury Bond, 4.52%, due 8-15-39, Value $129,025,455)	126,494,000	126,494,000	4.1
U.S. Treasury Bill, 0.04% due 1-20-11	25,000,000	24,999,625	0.8

Total Short-Term Obligations (Cost $151,493,472)		151,493,625	4.9

Total Investments (Cost $2,665,169,370)(a)		3,048,048,672	99.7
Other Assets and Liabilities, Net		8,658,233	0.3

Net Assets		$3,056,706,905	100.0%

Net asset value per share		$26.52

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $2,667,088,071. Net unrealized appreciation of $382,879,302 consists of unrealized appreciation and depreciation of $717,851,026 and $(334,971,724), respectively.

(b)	Affiliated issuer, as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.) See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements.

International Fund
MANAGEMENT DISCUSSION

Longleaf Partners International Fund returned 7.4% in the fourth quarter and 13.7% for the year. The Fund outperformed our absolute return goal of inflation plus 10% and significantly beat the MSCI EAFE Index’s 6.6% in the quarter and 7.8% for 2010. Long-term cumulative results shown below also have meaningfully outperformed the index.

	Cumulative Returns through
	December 31, 2010
	Inception	10 Year	1 Year

International Fund	216.5%	85.4%	13.7%
MSCI EAFE Index	68.0	41.1	7.8
Inflation plus 10%	319.0	220.0	11.5

See page 28 for additional performance information.

Substantial gains across most holdings in the fourth quarter generated over half of the Fund’s return in 2010. Among the largest contributors to performance were Genting, Cheung Kong, HRT, and Yum! Brands — each of which benefitted significantly from exposure to emerging market growth. Emerging markets (EM) has become a hot buzz phrase, as investors have poured assets into the strategy. Morningstar reported in September that EM funds saw over $18 billion inflows in the first three quarters of 2010. Southeastern has been able to benefit from indirect exposure to these growing markets through investments in developed market companies that contain significant top line exposure to emerging markets without some of the associated price and governance risks. As we have spent more time investigating these underlying market exposures, we have found select direct investments that met our criteria in countries like Malaysia, Brazil, China, and Mexico. Southeastern’s two-sided approach to EM exposure yielded strong results while taking considerably less qualitative risk than a forced allocation exclusive to countries domiciled in these market.

Genting, the Malaysian-based casino operator, was the strongest performer in the portfolio and rose over 70% in the year. Throughout the year the company reported success at its Singapore casino that opened in February 2010. Our appraisal for Genting increased almost 30% in the year, but price appreciated even faster. We sold the position at appraisal in the fourth quarter. Cheung Kong gained 23%, driven primarily by strong performance in Hong Kong real estate and Hutchison Whampoa’s ports and retail businesses. The company took advantage of its strong balance sheet to purchase attractive land in prime locations in mainland China and Hong Kong. The retail and real estate business should benefit from a rise in tourists after the government relaxed visa restrictions for mainland visitors traveling to Hong Kong. Chairman Li Ka-Shing personally purchased over 24 million shares in the year. As

International Fund
MANAGEMENT DISCUSSION

Cheung Kong rallied in October and November, we trimmed the holding but maintain a full position in the company. Yum! Brands gained over 40% in the year, and our appraisal rose at double-digit rates. Notably, Yum is among the few companies we own that have grown value in each of the last three years, including 2008. The largest increase in value has come from China where scale, widespread brand recognition of KFC, and a wealth of talented local managers give Yum significant advantages. Half of profits come from developing markets including China, India, and Africa, which are growing at a much faster pace than the U.S. and other developed international locations. Within the U.S., Taco Bell is Yum’s largest brand, comprising 60% of franchise fee income. Management has returned capital to shareholders via repurchases, but also has invested in high-returning new stores in China. Because the price moved closer to appraisal, we scaled this holding back to 5% of the portfolio.

Our newest position, HRT, a Brazilian oil and gas exploration and production company, was the strongest performer in the quarter and among the top three contributors for the year. As the first investment in Brazil and the first IPO in the Fund’s history, HRT had to meet a much higher bar to qualify. Our extensive network provided unique access to various industry contacts, pre-IPO seed investors, independent board members, and company management to vet our case. The exhaustive review process confirmed that HRT is a leading independent geophysical exploration and production company in Brazil with world class concessions in the Brazilian Solimoes Basin and in Namibia. CEO Marcio Mello, one of the leading geochemists in the world, came from Petrobras and has put together a team of smart owner-operators with proper incentives. The price has appreciated 40% since our initial purchase, as oil prices rose and as Petrobras’ oil find in the Solimoes basin further validated HRT’s assets. We believe there is significant potential for value growth as the company begins drilling in 2011.

NKSJ, the company formed from the NipponKoa and Sompo merger in April, rebounded in the fourth quarter and ended the year as a top contributor. NKSJ benefited from its high exposure to cheap Japanese equities and a more benign competitive situation created by industry consolidation and premium rate hikes. Accor and Edenred were also strong performers in the fourth quarter. In July Accor spun out its service voucher business creating Edenred. Since the split, Accor rallied 51% and Edenred 28%, as the market began to recognize the merits of each underlying business. Edenred increased market share and grew issuer volume organically in Europe and Latin America. Emerging markets now account for over 50% of total volume. Accor appointed a new CEO, Denis Hennequin, a director since 2009. Denis joins in January 2011 from McDonald’s Europe, where he was Chairman and CEO

International Fund
MANAGEMENT DISCUSSION

since 2005. Denis plans to accelerate the “asset light” strategy by selling owned hotels and moving to a franchise model.

The largest detractor from performance in the quarter and for the year was Carrefour, which fell 23% in the quarter after announcing a one-time charge against its Brazil operations and lowering operating income guidance for 2010. The short term price drop gave us the opportunity to increase our position late in the quarter. We remain confident in the management team and the value of Carrefour, which was supported by the recent sale of its Thailand stores at 13 x EBITDA. As the price dropped, the company bought in discounted shares. Subsequent to year-end, the company announced that results were much better than expected with improvements across most of Europe and Asia. Japan Petroleum was flat in the fourth quarter but down 14% for the year. As discussed in last quarter’s letter, we have been disappointed with management’s entrenchment and inattention to value creation and recognition. Although the underlying assets remained cheap, we used the position as a source of cash to fund more attractive opportunities and have subsequently exited the full position in January.

ACS and Hochtief both declined in the quarter, as ACS’s public bid to acquire Hochtief figured prominently in headlines. ACS announced its original offer to exchange eight shares of ACS for every five shares of Hochtief in mid-September. In early December, Hochtief issued 6.99 million shares (9.1% of shares outstanding) to the Qatar Holding group at €57.114/share, a significant discount to intrinsic value and below the stock price at the time. This diluted ACS’ ownership to 27.3% and significantly diminished shareholder value, causing us to question the “good people” aspect of our investment case at Hochtief. ACS subsequently revised its offer to nine ACS shares in exchange for every five Hochtief shares. ACS’ revised offer represented an improved price more reflective of the intrinsic value of Hochtief. By our calculation, the revised exchange ratio of 1.8 meant that any Hochtief share tendered in exchange for a share in ACS was worth €91.80 (our appraisal of ACS’ intrinsic value is €51.00 * 1.8 = €91.80), a price that is very close to our €95.00 appraisal for Hochtief. The better offer combined with our disappointment in Hochtief’s management led us to tender half of our shares. Partial participation reduced our dependence on a management team in which we lost confidence, but allowed our clients to benefit if the dramatic undervaluation at Hochtief is realized.

Activity in the fund was higher than average for the year as we took advantage of extreme market volatility in both directions. We bought six new names (HRT, Carrefour, Shanda Game, Shanda Interactive, Vodafone and C&C Group) and added to five existing holdings (Cemex, Hochtief, Seven Bank, ACS, and Carrefour) when

International Fund
MANAGEMENT DISCUSSION

prices declined in the late spring and through the early fall. We sold three holdings in the fourth quarter and six over the full year. We exited Benesse and Shanda Game as their prices rallied, and we sold Linde, Philips, and Genting at a substantial gain as each approached our appraisal. We sold Daiwa in the first quarter after management actions permanently impaired our value. Throughout the year, we trimmed nine holdings (Cemex, Dell, Diageo, Fairfax, NKSJ, Willis, Yum!, Accor, and Cheung Kong) as prices rallied and position sizes grew in the late summer and in the fourth quarter.

The portfolio today represents the most geographically diverse set of opportunities in the Fund’s history. Over the past five years, we have built out our investment team to enhance our global capabilities. Market volatility combined with having a deeper, experienced team on the ground in Asia and in Europe has greatly benefited productivity, which is visibly reflected in the portfolio. In 2005, over half of the International Fund was invested in Japan and North America, with a handful of holdings in select European developed markets. The “network” benefits of being on the ground and building out relationships with corporate managements, boards, and clients outside of the U.S. has greatly expanded our potential universe and improved our evaluation process. In 2010, the portfolio was invested in companies in 13 different countries, including Spain, Brazil, Ireland, Germany, Hong Kong, China, and Malaysia, which were added in the last five years. The Fund’s diverse portfolio of high quality businesses with capable management teams trades at a price-to-value ratio in the mid-60%s. Our business values are growing, and our investment team continues to find qualifying opportunities around the globe to upgrade the portfolio. We have a strong foundation in place for successful compounding, and we thank you for your continued partnership.

International Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2010

	International	EAFE	Inflation
	Fund	Index	Plus 10%

One Year	13.69%	7.75%	11.50%
Five Years	2.69	2.46	12.18
Ten Years	6.37	3.50	12.34
Since Public Offering 10-26-98	9.92	4.36	12.48

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10-31-98 value for performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Prior to 2010 the Fund used currency hedging as a routine investment strategy. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at December 31, 2010

		Net
		Assets

Common Stock		92.6%
NKSJ Holdings, Inc.	10.7
Fairfax Financial Holdings Limited	8.3
ACS, Actividades de Construccion Y Servicios, S.A.	7.4
HRT Participacoes em Petroleo S.A.	6.6
Accor S.A.	5.4
Hochtief AG	5.2
Cheung Kong Holdings Limited	4.9
Yum! Brands, Inc.	4.7
Cemex S.A.B. de C.V. ADS	4.6
Olympus Corporation	4.4
Willis Group Holdings Public Limited Company	4.4
Seven Bank, Ltd.	4.3
Carrefour S.A.	4.3
Dell Inc.	4.0
Edenred S.A.	3.3
C&C Group plc	3.1
Vodafone Group plc	3.0
Diageo plc	2.7
Shanda Interactive Entertainment Limited ADR	1.2
Japan Petroleum Exploration Co., Ltd.	0.1
Cash Reserves		7.1
Other Assets and Liabilities, net		0.3

		100.0%

PORTFOLIO CHANGES
January 1, 2010 through December 31, 2010

New Holdings	Eliminations

C&C Group plc
Carrefour S.A.
Edenred S.A. (Accor S.A.)(a)
HRT Participacoes em Petroleo S.A.
NKSJ Holdings, Inc.
(The NipponKoa Insurance Company, Ltd. and Sompo Japanese Insurance Company, Inc.)(a)
Shanda Games Limited ADR
Shanda Interactive Entertainment Limited ADR
Vodafone Group plc
Vodafone Group plc ADR

Benesse Holdings, Inc.
Daiwa Securities Group, Inc.
Genting Berhad
Koninklijke Philips
Electronics N.V. ADR
Linde AG
The NipponKoa Insurance
Company, Ltd. (NKSJ Holdings, Inc.)(a)
Shanda Games Limited ADR
Sompo Japanese Insurance Company, Inc. (NKSJ Holdings, Inc.)(a)

(a)	Resulting from corporate action (associated holding)

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock

Beverages
C&C Group plc (Ireland)	15,160,272	$68,576,057	3.1%
Diageo plc (United Kingdom)	3,195,000	59,028,279	2.7

		127,604,336	5.8

Commercial Banks

Seven Bank, Ltd. (Japan)	45,148	95,589,866	4.3

Commercial Services & Supplies

Edenred S.A.* (France)	3,064,500	72,545,024	3.3

Computers & Peripherals
Dell Inc.* (United States)	6,476,800	87,760,640	4.0

Construction & Engineering

ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	3,515,000	164,751,680	7.4

Hochtief AG (Germany)	1,355,000	115,051,782	5.2

		279,803,462	12.6

Construction Materials
Cemex S.A.B. de C.V. ADS* (Mexico)	9,605,000	102,869,550	4.6

Food & Staples Retailing

Carrefour S.A. (France)	2,290,000	94,405,543	4.3

Health Care Equipment & Supplies

Olympus Corporation (Japan)	3,218,500	97,439,007	4.4

Hotels, Restaurants & Leisure

Accor S.A. (France)	2,694,000	119,880,534	5.4

Yum! Brands, Inc. (United States)	2,130,000	104,476,500	4.7

		224,357,034	10.1

Insurance

Fairfax Financial Holdings Limited (Canada)	444,000	182,632,566	8.3

NKSJ Holdings, Inc. (Japan)	32,205,600	237,208,385	10.7

Willis Group Holdings Public Limited Company (Ireland)	2,785,000	96,444,550	4.4

		516,285,501	23.4

Oil, Gas, & Consumable Fuels

HRT Participacoes em Petroleo S.A.* (Brazil)	153,311	146,846,078	6.6

Japan Petroleum Exploration Co., Ltd. (Japan)	56,300	2,142,715	0.1

		148,988,793	6.7

Real Estate Management & Development

Cheung Kong Holdings Limited (Hong Kong)	6,964,000	107,423,785	4.9

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Software

Shanda Interactive Entertainment Limited ADR* (China)	649,000	$25,726,360	1.2%

Wireless Telecommunication Services

Vodafone Group plc (United Kingdom)	8,901,000	23,008,814	1.0

Vodafone Group plc ADR (United Kingdom)	1,681,235	44,435,041	2.0

		67,443,855	3.0

Total Common Stocks (Cost $1,689,810,381)		2,048,242,756	92.6

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due 1-3-11, Repurchase price $81,667,068 (Collateral: $80,875,000 U.S. Treasury Bond, 4.52% due 8-15-39, Value $83,302,868)	81,667,000	81,667,000	3.7
U.S. Treasury Bill, 0.04% due 1-20-11	75,000,000	74,998,875	3.4

Total Short–Term Obligations (Cost $156,665,415)		156,665,875	7.1

Total Investments (Cost $1,846,475,796)(a)		2,204,908,631	99.7
Other Assets and Liabilities, Net		6,281,936	0.3

Net Assets		$2,211,190,567	100.0%

Net asset value per share		$15.34

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $1,884,384,343. Net unrealized appreciation of $358,432,835 consists of unrealized appreciation and depreciation of $472,208,419 and $(113,775,584), respectively.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	21.1%	19.5%
France	14.0	13.0
United States	9.4	8.7
Canada	8.9	8.3
Ireland	8.1	7.5
Spain	8.0	7.4
Brazil	7.2	6.6
United Kingdom	6.2	5.7
Germany	5.6	5.2
Hong Kong	5.2	4.9
Mexico	5.0	4.6
China	1.3	1.2

	100.0%	92.6

Cash, other assets and liabilities, net		7.4

		100.0%

See Notes to Financial Statements.

Intentionally Left Blank

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2010

	Partners	Small-Cap	International
	Fund	Fund	Fund
Assets:
Investments:
Affiliated securities, at market value (cost $520,407,066, $1,327,699,479 and $0, respectively) (Note 2 and 7)	$251,736,369	$1,648,805,114	$–
Other securities, at market value (cost $6,686,464,483, $1,337,469,891 and $1,846,475,796, respectively) (Note 2)	8,322,731,505	1,399,243,558	2,204,908,631

Total Investments	8,574,467,874	3,048,048,672	2,204,908,631
Cash	301	694	612
Receivable for:
Dividends and interest	16,802,413	1,474,007	1,882,541
Fund shares sold	3,032,144	10,571,381	555,320
Securities sold	1,049,578	–	6,352,496
Foreign tax reclaims	–	–	370,138
Prepaid assets	192,825	69,596	58,060

Total Assets	8,595,545,135	3,060,164,350	2,214,127,798

Liabilities:
Payable for:
Fund shares redeemed	3,984,989	1,088,082	346,477
Investment counsel fee (Note 3)	5,466,227	1,977,663	2,221,721
Administration fee (Note 4)	717,506	252,364	185,143
Other accrued expenses	413,692	139,336	183,890

Total Liabilities	10,582,414	3,457,445	2,937,231

	$8,584,962,721	$3,056,706,905	$2,211,190,567

Net Assets:
Net assets consist of:
Paid-in capital	7,829,625,171	2,821,699,563	2,030,202,719
Undistributed net investment income	676,966	452,704	286,189
Accumulated net realized loss on investments and foreign currency	(612,935,741)	(148,324,664)	(177,724,186)
Unrealized gain on investments and foreign currency	1,367,596,325	382,879,302	358,425,845

Net Assets	$8,584,962,721	$3,056,706,905	$2,211,190,567

Net asset value per share	$28.26	$26.52	$15.34

Fund shares issued and outstanding	303,785,180	115,257,395	144,171,148

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Partners	Small-Cap	International
	Fund	Fund	Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,951,027, $801,316, and $4,281,639 respectively)	$76,963,590	$17,348,145	$44,647,011
Dividends from affiliates (net of foreign tax withheld of $0, $0, and $0 respectively) (Note 7)	–	10,919,359	–
Interest from affiliates (Note 7)	15,009,300	–	–
Interest from non-affiliates	475,600	21,701	7,816

Total income	92,448,490	28,289,205	44,654,827

Expenses:
Investment counsel fee (Note 3)	61,715,981	20,739,643	25,039,243
Administration fee (Note 4)	8,095,464	2,631,952	2,086,603
Transfer agent fees and expenses	1,814,455	531,112	489,339
Prospectus and shareholder reports	735,798	160,297	149,298
Trustees’ fees and expenses	410,001	208,751	208,751
Custodian fees and expenses	188,676	31,500	565,000
Professional fees	149,299	122,299	113,299
Registration fees	75,901	58,649	56,191
Other	258,097	88,849	89,567

Total expenses	73,443,672	24,573,052	28,797,291

Net investment income	19,004,818	3,716,153	15,857,536

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	769,254,184	127,626,421	89,867,282
Affiliated securities (Note 7)	–	21,217,056	–
Options (Note 11)	(30,368,435)	745,902	–
Forward currency contracts (Note 11)	(1,569,091)	–	(22,232,714)
Foreign currency transactions	27,471	30,069	(11,336)

Net gain	737,344,129	149,619,448	67,623,232

Change in unrealized appreciation(depreciation):
Securities	609,110,654	389,761,404	174,635,288
Options (Note 11)	(17,554,576)	–	–
Forward currency contracts (Note 11)	1,217,420	–	10,787,622
Other assets and liabilities	–	–	65,918

Change in net unrealized appreciation	592,773,498	389,761,404	185,488,828

Net realized and unrealized gain	1,330,117,627	539,380,852	253,112,060

Net increase in net assets resulting from operations	$1,349,122,445	$543,097,005	$268,969,596

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund
	Year Ended December 31,
	2010	2009
Operations:
Net investment income	$19,004,818	$18,021,553
Net realized gain(loss) from investments and foreign currency transactions	737,344,129	(595,543,749)
Net change in unrealized appreciation of securities, other assets, liabilities and forwards	592,773,498	3,520,952,459

Net increase in net assets resulting from operations	1,349,122,445	2,943,430,263

Distributions to shareholders:
From net investment income	(42,284,561)	(3,365,555)

Net decrease in net assets resulting from distributions	(42,284,561)	(3,365,555)

Capital share transactions (Note 6):
Net proceeds from sale of shares	882,269,973	982,559,286
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	39,171,927	3,115,035
Cost of shares redeemed	(1,682,506,175)	(1,675,332,100)

Net increase (decrease) in net assets from fund share transactions	(761,064,275)	(689,657,779)

Total increase in net assets	545,773,609	2,250,406,929
Net assets:
Beginning of year	8,039,189,112	5,788,782,183

End of year	$8,584,962,721	$8,039,189,112

Undistributed net investment income included in net assets at end of year	$676,966	$23,929,238

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund
Year Ended December 31,		Year Ended December 31,
2010	2009	2010	2009

$3,716,153	$9,308,629	$15,857,536	$11,288,875

149,619,448	2,379,957	67,623,232	(184,585,996)

389,761,404	842,522,315	185,488,828	602,480,507

543,097,005	854,210,901	268,969,596	429,183,386

(12,596,737)	–	(27,048,211)	–

(12,596,737)	–	(27,048,211)	–

405,332,694	216,229,084	168,424,388	238,931,392

11,670,708	–	25,045,644	–
(391,298,130)	(373,623,919)	(389,660,084)	(543,993,731)

25,705,272	(157,394,835)	(196,190,052)	(305,062,339)

556,205,540	696,816,066	45,731,333	124,121,047

2,500,501,365	1,803,685,299	2,165,459,234	2,041,338,187

$3,056,706,905	$2,500,501,365	$2,211,190,567	$2,165,459,234

$452,704	$9,303,219	$286,189	$11,488,200

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Options
The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options
Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Options written by a Fund do not give rise to counterparty credit risk as they obligate the Fund, not the counterparty, to perform. Purchased over-the-counter (“OTC”) options, however, are subject to the risk of the counterparty failing to honor its obligation under the contract.

Counterparty Risk and Collateral
The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account and comprised of assets specific to each agreement. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the shortfall of the collateral pledged against an unrealized gain on appreciated securities.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.20%
In excess of $2.5 billion	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$2,660,929,786	$2,728,442,276
Small-Cap Fund	422,574,074	546,116,434
International Fund	555,349,082	901,622,521

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		Small-Cap Fund
	Contracts	Premiums	Contracts	Premiums

Options outstanding at December 31, 2009	11,000,000	$15,227,485	–	$–
Options written	16,255,585	51,893,347	540,000	940,032
Options closed	(27,255,585)	(67,120,832)	(540,000)	(940,032)

Options outstanding at December 31, 2010	–	$–	–	$–

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2010
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	34,721,586	16,773,698	12,253,352
Reinvestment of shareholder distributions	1,382,219	437,105	1,628,478
Shares redeemed	(66,050,000)	(16,803,259)	(28,253,441)

	(29,946,195)	407,544	(14,371,611)

	Year Ended December 31, 2009
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	53,041,125	13,262,919	21,003,427
Reinvestment of shareholder distributions	131,277	–	–
Shares redeemed	(88,314,632)	(22,133,908)	(46,476,116)

	(35,142,230)	(8,870,989)	(25,472,689)

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2010.

	Shares(a) at		Market Value
	December 31,		December 31,
	2010		2010	2009

Partners Fund
Level 3 Communications, Inc.*	142,006,754		$139,166,619	$217,270,334
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13	100,062,000	(b)	112,569,750	125,077,500

			251,736,369	342,347,834

Small-Cap Fund
Dillard’s, Inc. – Class A	6,575,553		$249,476,481	$166,986,301
DineEquity, Inc.*	2,978,100		147,058,578	72,338,049
Fair Isaac Corporation	6,519,591		152,362,842	153,781,484
Potlatch Corporation	2,688,952		87,525,388	92,037,560
Ruddick Corporation	2,519,000		92,799,960	79,954,920
Service Corporation International	16,088,000		132,726,000	119,645,384
Texas Industries, Inc.	4,390,320		200,988,850	87,968,359
tw telecom inc.*	12,696,830		216,480,951	252,517,964
Vail Resorts, Inc.*	2,134,100		111,058,564	–
Wendy’s/Arby’s Group, Inc.	29,705,000		137,237,100	117,890,640
Worthington Industries, Inc.	6,581,000		121,090,400	86,013,670

			$1,648,805,114	$1,229,134,331

Purchases, sales and income for these affiliates for the year ended December 31, 2010 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13	–	–	15,009,300	(d)

	–	–	15,009,300

			Dividend
			or Interest
	Purchases	Sales	Income
Small-Cap Fund
Dillard’s, Inc. – Class A	$–	$59,460,778	$1,095,632
DineEquity, Inc.*	–	–	–
Fair Isaac Corporation	–	17,286,132	563,376
Potlatch Corporation	1,974,662	10,378,807	–
Ruddick Corporation	–	22,219,263	1,446,155
Service Corporation International	13,441,011	1,480,678	2,317,989
Texas Industries, Inc.	66,121,166	–	1,161,664
tw telecom inc.*	–	37,657,976	–
Vail Resorts, Inc.*	82,109,756	–	–
Wendy’s/Arby’s Group, Inc.	20,868,178	–	1,702,143
Worthington Industries, Inc.	–	–	2,632,400

	$184,514,773	$148,483,634	$10,919,359

*  Non-income producing

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Dividend income unless otherwise noted.
(d)	Interest income.

Note 8. Illiquid Security

The Partners Fund owns $100,062,000 principal amount of Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 notes represent 1.3% of the Partners Fund’s net assets at December 31, 2010 and are valued by a pricing service using publicly observable inputs (See Note 2).

Note 9. Related Ownership

At December 31, 2010, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Partners Fund	303,785,180	5.8%
Small-Cap Fund	115,257,395	9.6
International Fund	144,171,148	13.7

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2010 follows:

	Level 1	Level 2	Level 3	Total Value

Partners Fund
Common Stocks	$7,969,773,124	$–	$–	$7,969,773,124
Corporate Bonds	–	112,569,750	–	112,569,750
Options	–	205,625,000	–	205,625,000
Short-Term Obligations	286,500,000	–	–	286,500,000

Total	$8,256,273,124	$318,194,750	$–	$8,574,467,874

Small-Cap Fund
Common Stocks	$2,896,555,047	$–	$–	$2,896,555,047
Short-Term Obligations	151,493,625	–	–	151,493,625

Total	$3,048,048,672	$–	$–	$3,048,048,672

International Fund
Common Stocks	$2,048,242,756	$–	$–	$2,048,242,756
Short-Term Obligations	156,665,875	–	–	156,665,875

Total	$2,204,908,631	$–	$–	$2,204,908,631

Between the years ended December 31, 2009 and 2010, application of standing Board valuation procedures related to non-U.S. securities triggered reclassifications from Level 2 to Level 1 Common Stock of $748,497,588, $109,877,345 and $1,405,451,647 in the Partners, Small-Cap and International Funds, respectively.

Note 11. Derivatives Instruments

During the year ended December 31, 2010, the Funds invested in three types of derivative instruments: written covered call options, purchased call options and foreign currency contracts.

We wrote covered calls in the Partners and Small-Cap Funds. We sold calls against current underlying stock positions either (1) near our assessment of fair value when we believed the premium captured more than compensated us for parting with the upside appreciation of the security above the strike price or (2) whose weighting in the portfolio at a stock price equal to the strike price would have merited a reduction in the position size for risk management purposes. As such — both for valuation and portfolio management reasons — sales of calls served as a method of exit from all or a part of the underlying position. We received a premium to do what we would have otherwise done for free — part with all or a portion of our position at a given price. In practice, this strategy was managed in tandem with price movements in the underlying stock. Some calls were closed before expiration in response to changes in portfolio strategy or to capture gains on price declines. Each transaction was evaluated on an individual basis. No written call positions remained open at December 31, 2010 and the isolated operational impact of these transactions for the year was (3.01)% and 0.14% of the “Net increase in net assets resulting from operations (“operating results”) in the Partners and Small-Cap Funds, respectively.

In the Partners Fund, we purchased call options with five year maturities on Dell, Inc. By selling a portion of the underlying equity position to pay for the very in-the-money options with extended maturities, we secured significant additional exposure to the stock at very low long-term interest rates. Our maximum loss exposure is limited to the premium paid for the options. At December 31, 2010, the depreciation associated with the calls represented (0.54)% of the Partners Fund’s operationing results.

In late 2009, the Funds ended the routine practice of hedging foreign currency exposure while retaining the flexibility to hedge on a case-by-case basis. All forward currency contracts held at December 31, 2009 were closed in 2010. Limited hedging activity related to specific holdings occurred during the year and all contracts were closed at December 31, 2010. The impact to the operating results of the Partners and International Funds for the year was (0.03)% and (4.26)%, respectively.

At December 31, 2010, the only derivatives held by the Funds were the purchased call options on Dell, Inc. in the Partners Fund. They appear in the Portfolio of Investments at their fair value of $205,625,000 which is included in the total of “Other securities, at market value” on the Statement of Assets and Liabilities.

The realized and unrealized gains (losses) associated with the derivative activity in 2010 are presented in the financial statements as follows:

	Location of Gain (Loss)
	on Statement of Operations
	Partners	Small-Cap	International
Net realized gain (loss):
Written Options	$(30,368,435)	$745,902	$–
Forward currency contracts	(1,569,091)	–	(22,232,714)

	(31,937,526)	745,902	(22,232,714)

Change in unrealized appreciation (depreciation):
Written Options	(10,302,485)	–	–
Purchased Options	(7,252,091)	–	–
Forward currency contracts	1,217,420	–	10,787,622

	$(16,337,156)	$–	$10,787,622

Footnote 2, “Significant Accounting Policies,” contains additional information regarding the Funds’ risks associated with options and forward currency contracts.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year Ended December 31, 2010
	Partners	Small-Cap	International

Ordinary income	$42,284,561	$12,596,737	$27,048,211

	Year Ended December 31, 2009
	Partners	Small-Cap	International

Ordinary income	$3,365,555	$–	$–

The tax-basis components of net assets at December 31, 2010 were as follows:

	Partners	Small-Cap	International

Unrealized appreciation	$2,057,152,938	$717,851,026	$434,299,490
Unrealized depreciation	(945,768,109)	(336,890,426)	(113,782,574)

Net unrealized appreciation	1,111,384,829	380,960,600	320,516,916
Tax loss carryforwards expiring:
12-31-15	–	(67,418,253)	–
12-31-16	(356,724,245)	(78,987,709)	(177,724,186)
Undistributed ordinary income	676,966	452,704	38,195,118
Paid-in capital	7,829,625,171	2,821,699,563	2,030,202,719

	$8,584,962,721	$3,056,706,905	$2,211,190,567

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions. These reclassifications did not affect results of operations or net assets.

	Partners	Small-Cap	International

Undistributed net investment income	$27,471	$30,069	$(11,336)
Accumulated net realized gain on investments and foreign currency	(27,471)	(30,069)	11,336

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Intentionally Left Blank

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Year ended December 31,
2010	$24.09	$.07	$4.24	$4.31	$(.14)	$–
2009	15.69	.06	8.35	8.41	(.01)	–
2008	33.16	.03	(16.80)	(16.77)	(.03)	(.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)

Small-Cap Fund
Year ended December 31,
2010	21.77	.03	4.83	4.86	(.11)	–
2009	14.58	.08	7.11	7.19	–	–
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)

International Fund
Year ended December 31,
2010	13.66	.12	1.75	1.87	(.19)	–
2009	11.09	.07	2.50	2.57	–	–
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$(.14)	$28.26	17.89%	$8,584,963	.91%	.23%	36.72%
–	(.01)	24.09	53.60	8,039,189	.91	.26	28.54
–	(.70)	15.69	(50.60)	5,788,782	.90	.14	29.68
–	(1.65)	33.16	(0.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98

–	(.11)	26.52	22.32	3,056,707	.93	.14	16.67
–	–	21.77	49.31	2,500,501	.95	.45	12.93
(.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90

–	(.19)	15.34	13.69	2,211,191	1.38	.76	27.80
–	–	13.66	23.17	2,165,459	1.59	.55	20.15
(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30

Longleaf Partners Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Inter- national Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 8, 2011

Intentionally Left Blank

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.

On September 8, 2010, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2010 to October 31, 2011. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.

In addition, the Trustees approved the reappointment of Southeastern Asset Management International (UK) Ltd. (SAMI UK) and Southeastern Asset Management International (Singapore) Pte. Ltd (SAMI Singapore) to serve as subadvisers to each Fund. Importantly, Southeastern reported to the Trustees that the appointment of SAMI UK and SAMI Singapore would not result in a change in the nature, quality or level of service received by the Funds, and no change in fees paid. Southeastern continues to have primary responsibility for managing its clients’ portfolios, including

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

those of the Longleaf Partners Funds. The SAMI UK and SAMI Singapore offices improve Southeastern’s capacity to manage portfolios with investments around the world.

In considering the Agreements, the Trustees did not identify any single factor as all-important or controlling, and each Trustee may have weighed various factors differently. The following summary does not detail all the factors considered, but discusses the material factors and the Trustees’ conclusions.

Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ Prospectus:

•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•	We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strengths, their managements, their competitive positions, and our assessment of their future earnings potential.

•	We will concentrate our assets in our best ideas.

•	We will not impose loads, exit fees or 12b-l charges on our investment partners.

•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

The Trustees concluded that Southeastern had been successful in operating each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern’s execution of its investment discipline over the long term, as well as its shareholder oriented approach. Southeastern’s actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern’s unique Code of Ethics requirement that employees use Longleaf for virtually all public equity investing. The Trustees noted that, as one of the largest shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders, facing the same risks, paying the same fees, and sharing the same motivation to achieve positive absolute returns. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

The Trustees recognized Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and 35-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.

Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended July 31, 2010, to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. All three Longleaf Partners Funds’ long-term results lagged inflation plus 10%, but compared favorably to market indices. A significant factor to all Trustees was Southeastern’s courage to stand behind its convictions, following strict application of its investment discipline, often buying or holding companies currently out of favor. The Trustees concluded that this approach, even though performance had lagged in the short term, is consistent with each Fund’s long-term investment horizon. Specifically, the Trustees noted that, while the Funds’ performance for 2008 and through March of 2009 had been negative, subsequent performance had rebounded significantly. In particular, Longleaf Partners Fund and Longleaf Partners Small-Cap Fund had materially outperformed inflation plus 10% and their market indices for the 12 months ended July 31, 2010. While Longleaf Partners International Fund had not recovered as

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

quickly, its return to positive territory combined with an attractive price to value ratio supported the prospect of meaningful future compounding.

The Trustees reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.

The Costs of the Services to be Provided and Profits to be Realized by the
Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.

While Southeastern’s management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income in each Fund’s early years through application of the expense limitation, and in later years by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, and Longleaf Partners Small-Cap Fund had been closed since July 1997. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer or services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.

With respect to Longleaf Partners Fund for the ten year period ended July 31, 2010, the Fund generated above average returns at below average total expenses when compared to its Lipper universe. With respect to Longleaf Partners Small-Cap Fund, for both the 5 and 10 year periods, it generated above average returns with below average expenses compared to its Lipper universe. With respect to Longleaf Partners International Fund, for the ten year period ended July 31, 2010, the Fund’s total expenses were above the average of the Lipper universe, but the Fund’s performance was also above average. The Trustees took into account long-term performance, the addition of several analysts to the international research team, the costs of maintaining overseas offices, as well as a fee break introduced in 2009 when evaluating the

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

fee level of the International Fund. In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fees paid to Southeastern by each Fund are reasonable.

The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.

The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were reasonable. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing often, no sales force, or 12b-l plan) is a direct result of Southeastern’s successful asset

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS

management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are reasonable, the Trustees considered it meaningful that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. The Trustees noted that Southeastern bore costs in excess of each Fund’s expense limitation in early years, and that total expenses of each Fund have declined as a percentage of assets over time. The Trustees recognized that the fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflect a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, although the reduction in fees at current asset levels for the International Fund reflects a sharing of economies of scale that will be enhanced when that Fund exceeds $2.5 billion. The Trustees were satisfied that breakpoints of each Fund were set at appropriate levels, and economies of scale are shared sufficiently with Fund shareholders.

Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was fair and reasonable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Longleaf Partners Funds
EXPENSE EXAMPLE

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2010 and held through December 31, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns
for the period July 1, 2010 to December 31, 2010

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,178.89	1,223.21	1,136.86
Expenses Paid During Period*	5.00	5.21	7.49
Annualized Expense Ratio for Period	0.91%	0.93%	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return
for the period July 1, 2010 to December 31, 2010

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.62	1,020.52	1,018.20
Expenses Paid During Period*	4.63	4.74	7.07
Annualized Expense Ratio for Period	0.91%	0.93%	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

INFORMATION ON BOARDS OF TRUSTEES

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Length of Service
Name, Age	Positions Held	as Trustee
And Address	With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (62) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund	1987 1989 1998

Margaret H. Child (55) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (60) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1993 1993 1998

Daniel W. Connell, Jr. (62) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund	1997 1997 1998

Rex M. Deloach (73) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund	2003 2003 2003

Steven N. Melnyk (63) 5015 Pirates Cove Road Jacksonville, FL 32210	Trustee	Partners Fund Small-Cap Fund International Fund	1991 1991 1998

C. Barham Ray (64) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1992 1992 1998

Perry C. Steger (48) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

INFORMATION ON BOARDS OF TRUSTEES

Principal Occupations	Number of	Other
During Past 5 Years	Portfolios Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-97)	3

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) since 1994.	3

Senior Vice President, Stephens, Inc. since 2009;
Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. since 1989.	3	Director, First Coast Community Bank, Fernandina Beach, FL

Private Investor and Consultant since 2008; Partner, SSM Corp. (venture capital firm) 1974-2007	3	Director, Financial Federal Savings Bank, Memphis, TN and INNOVA, Memphis, TN

President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

Intentionally Left Blank

Longleaf Partners Funds
FUND INFORMATION

The following additional information may be obtained without charge, upon request, by calling (800) 445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call (800) SEC-0330 for information on the operation of the Public Reference Room).

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Intentionally Left Blank

Longleaf Partners Funds
SERVICE DIRECTORY

Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Summary Prospectus (www.longleafpartners.com/misc/prospectus.cfm), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7-31-97
Intl	LLINX	543069405	136	Open

Longleaf Partners Funds®
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. A copy of this Code of Ethics, as amended, is attached as Exhibit 99.CODE ETH.

Item 3.     Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.     Principal Accountant Fees and Services.

Services		2009	2010

(a.)	Audit Fees
	Audits of the Funds	$107,250	$107,250

(b.)	Audit Related Fees
Quarterly tax diversification review, tax department review of financial statements		$18,000	$19,300

(c.)	Tax Fees
Preparation of tax returns, tax consultation and research		$90,300	$65,950

(d.)	All other fees	$0	$0

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. PwC’s Irish office provided €9,982.50 worth of tax consulting to Longleaf Management Company (Ireland) Limited, a 100% wholly owned subsidiary of Southeastern Asset Management, Inc., and $12,427.14 worth of tax consulting to Longleaf Partners Unit Trust, an Irish based UCITS Fund managed by Southeastern. The Audit Committee pre-approved these services and found them compatible with maintaining PwC’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2010 is included in the Annual Report filed under Item I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CODE/ETH Code of Ethics required by Item 2.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 16, 2011

By	/s/ Julie M. Bishop

Julie M. Bishop
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 16, 2011

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.